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                                                                      EXHIBT 4.1


NUMBER                               [GRAPHIC]                            SHARES
1782

               Incorporated under the laws of the State of Florida

                        FIRST STATE FINANCIAL CORPORATION
                 Common Shares of the Par Value $1.00 Per Share

This certifies that                                             is the owner of



                          Shares of the Common Stock of
FIRST STATE FINANCIAL CORPORATION fully paid and non-assessable, transferable only on the books of the Corporation in person or by attorney upon surrender of this Certificate properly endorsed. In Witness Whereof, the duly authorized officers of the Corporation have hereunder subscribed their names and caused the corporate Seal to be hereunto affixed, at Sarasota, Florida, Dated:

-------------------                                             ---------------
   SECRETARY                                                      PRESIDENT



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        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM -as tenants in common                   UNIF GIFT MIN ACT     custodian
                                                                          -----         -----
         TEN ENT -as joint tenant with right                              (Cust)       (Minor)
                                                                     under Uniform Gifts to Minors

         JT TEN -as joint tenant with right
                 of survivorship and not as                            Act
                                                                          ------------------------
                 tenants in common                                                (State)


           Additional abbreviations may also be used though not in the above list.

        This Certificate is issued by the Company and accepted by the holder subject to all terms and conditions appearing on the face of this Certificate or contained in the Certificate of Incorporation and all amendments thereof, and in the By-Laws of said Company, copies of which are on file at the principal office of the Company in Sarasota, Florida to which reference is hereby made.

        For Value received,______hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  ----------------------------------------------

                                  Attorney to transfer the said stock on the
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books of the within-named Corporation with full power of substitution in the premises.

Dated,
      -------------------

                        X
                         ----------------------------
                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.